Supplement dated November 1, 2006 to
Mosaic Income Trust Prospectuses dated May 1, 2006

Mosaic Income Trust today changed its name to Madison Mosaic Income Trust in order to more clearly identify the Trust's investment advisor, Madison Investment Advisors, Inc.

Supplement dated November 1, 2006 to
Mosaic Income Trust Statement of Additional Information dated May 1, 2006

The above referenced Statement of Additional Information is amended as follows:

1.    Name of Trust.  Effective immediately, the Trust shall be known as Madison Mosaic Income Trust.

2.   Custodian.  The address of the Trust's Custodian is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212.  (The Custodian itself, US Bank, NA, did not change.)